Corporate Presentation

June 2008
Confidential

For complete information on Ireland Inc, its projects and risk factors, please review Ireland Inc.’s SEC filings at http://www. sec.gov.

Forward Looking Statements

This Presentation may contain, in addition to historical information, forward -looking statements. Statements in this Presentation that are forward -looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors” and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan", "estimate", "expect", "intend", "may", "potential“, "should", and similar expressions, are forward -looking statements. The risk factors that could cause actual results to differ from these forward -looking statements include, but are not restricted to the Company‘s limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www. sec.gov.

Company Vision

Build Ireland (IRLD) into a significant mid-tier mining company

•	IRLD has two precious metal projects with significant potential

	•	Columbus Project - Acquired 100% Gold / Silver / Calcium Carbonate

	•	Red Mountain Project – Option to buy 100% Gold / Tungsten / Silver

•	Develop culture of managing expectations and over-delivering

Company Goals

To develop the Columbus Project as the lead project followed by the Red Mountain Project

ColumbusProject

  Determine Project Feasibility with Pilot Plant Testing
  Determine Project Resources with an exploratory Drill Program

Red MountainProject

  Determine Project Resources with a sampling and drill program

Columbus Project

Overview

Columbus Project Mill-site Facility	Columbus Project Gold, Silver and Calcium Carbonate Project At surface of a dry lake bed Mine Site Production permit has been granted Short Production Horizon

Location

The Columbus Project is located ~ halfway between Las Vegas and Reno, ~52 miles west of Tonopah, Nevada, USA.

The Project is specifically located over the Columbus Salt Marsh in Esmeralda County, Nevada.

Regional History

Columbus Project is in a mineralized area :

•	Candelaria Mine (Silver)*

	•	Original Claims in 1860’s

	•	151 M oz of Silver identified

	•	68 M oz of Silver mined

	•	~ 5 miles from Columbus Project

•	Clayton Valley (Lithium)

	•	Lithium salts in Aquifer

	•	Production since 1950’s

	•	Aquifer type similar to Columbus

* - data from published reports

Project Assets

The Columbus Project consists of :

•~ 19,300 acres of mineral claims on federal land administered by the BLM, with an option for an additional ~23,000 acres.

• 380 acres permitted for productionof CalciumCarbonate(CaCO3) and precious mineral extraction (the PermittedArea)
                                             - 270 acre mine site
                                             - 60 acre mill sites
                                             - 50 acres of road access
                                             - 15,000sq ft mill building

• 80 acres of private land

• Water usage rights of aquifers in basin

Technical Team

  Retained two independent engineering firms:

  Arrakis Inc. – based in Denver, CO.

  Lumos & Associates – based in Reno, NV

  All reported work to date has been completed and performed under Chain of Custody (COC)

Technical Program

Gold (Au) Anomaly Identified

•	Over 60 surface samples and 5 large bulk samples taken over an ~ 27,000-acre area at depths of 3’ to 20’ analyzed by Arrakis Inc.

•	Results of sediment analysis identified an ~5,000- acre area with samples of Au values of > 0.075 oz/t in the NW section of the basin (the Gold Anomaly)

•	Gold values from surface samples are in-situ grades; tonnages have yet to be proven

•	Gold is fine and entombed in clays. The challenge of the project will be to separate the Gold from these clays

Drill Program Results

Drill ProgramDetails

•	18 holes drilled to a maximum depth of 100 ft* in 380-acre Production Permitted Area
•	2 ft composite samples taken every 10 ft

Gold Results

•	154 Sample Av. = 0.074 opt Au
•	18 Drill Hole Av. = 0.070 opt Au

* Holes were drilled to 100 ft or shallower due to bed rock or drilling conditions

Geology

Aeromagnetic Survey

•	High resolution aeromagnetic survey completed October 2007

•	Mag Highs = Volcanics surrounding basin

•	Mag Lows = Young Sediments in basin and older sediments around basin

•	A large NW-SE fault structure enters basin from the NW and could be main aquifer feed to basin

•	Basin could be collapsed caldera or rift basin

Potential of Mineralized Area

Parameter	Area	Depth	Tons of Minable Material
Permitted Area	320 Acres	25 ft	8.8 M

  Currently permitted to mine up to 790,000 tpy in a 320-acre area to a depth of 40 ft. (estimated mine life of over 17 years)

  SRK Consulting, an independent engineering firm based in Reno estimated that the mineable tonnage in the 320-acre permitted mine area, to a depth of 25 feet, approximates 8.8 million tons

  The Drilling Program completed within the permitted area indicates that the minable material extends below the currently permitted depth of 25 feet.

  Permitted Area lies on northern edge of the identified Gold Anomaly

  If the geology is consistent from the permitted area to the Gold Anomaly, the ~5,000- acres would contain a potential minable tonnage of >150 million tons in the top 25 feet.

Recent Milestones

January- June 2008

•	Completed Acquisition of Columbus Project

•	Announced results of 18-hole drill program

•	Received permits for 28-hole drill program to test the mineralization within the ~5,000 acre gold anomaly

•	Completed first phase of upgrades to 15,000 ft2 processing building

•	Initiated construction of on-site pilot plant for Columbus Project

•	Received amended production permits to 790,000 tpy and to a depth of 40 feet.

Next Steps

Project Development– 2008

•	Install on-site pilot plant at Columbus Project

•	Complete initial resource study and commence pilot plant testing for pre-feasibility study

•	Continue drill testing for resources outside of the permitted area, within the 5,000-acre gold anomaly

•	Complete initial mineral resource estimates

•	Complete pre-feasibility study for gold, silver and calcium carbonate production at Columbus Project

Exploration Budget

January To December 31st 2008
Feasibility Study and Testing
Property Payments	$ 210,000
Drilling and Analysis	$ 626,000
Plant and Feasibility	$ 2,379,250
Plant Operations	$ 402,000
Permits	$ 180,000
$ 3,797,250
Contingency (10%)	$ 379,725
Estimated Costs	$ 4,176,975

Summary

The Columbus Project represents a solid exploration and production opportunity:

•	Full permit for the extraction of Gold and Silver and the production of Calcium Carbonate

•	“Big Box Store” of mining operations: high volume and low cost

•	Near term production horizon

Red Mountain Project

Overview

Red Mountain, Ca	Red Mountain Longer Term Exploration Project Gold, Tungsten and Silver Over 25 years of sampling and testing Option to acquire 100% by Dec 31, 2011

Location

The Red Mountain Project is located at the base of Red Mountain, 27 miles south of Ridgecrest, in San Bernardino County, California.

History

Satellite Image

The Red Mountain Project is in a well known mineralized area.

Proven Production in Region*

  Gold (Au)** : ~+1.9M oz
  Silver (Ag) : ~+16M oz
  Tungsten (W) : ~+20M lbs of WO3

* Based on Published Reports
** Site of Glamis Gold project at Randsburg

Similar Projects in California

Mesquite Project

          near Glamis, Imperial County, CA

Similar metallurgy to Red Mountain

Common Cyanide Heap Leach Process

Recently raised ~$100M to re-start production

On Schedule for full production in Jan ‘08 of 160,000 – 170,000 oz Au /yr

Technical Team

•	Retained an independent engineering firm to work with Nanominerals Corp. on technical program:

• McEwen Geological – based in Denver, CO.

•	All reported work to be completed and performed under Chain of Custody (COC)

Project Assets

The Red Mountain Project consists of : ~ 7,500 acres of mineralclaimsand mill sites on federal land administered by the BLM.

Geology

•	Miocene mineralization: General area of interest (orange)

•	Major mines: (yellow) gold, tungsten, silver

•	‘Project Area’: (yellow) Erosion zone from the major mines east to original lake site

•	The erosion zone is ~ 2 miles wide and 8 miles long

Technical Program

Summary of Previous Work:

  +25 years of sampling and metallurgical testing

  +2,000 assays taken from +20 bulk sample sites and +100 backhoe pits has proven a large tonnage potential for Au, W and Ag

  Work proved erosion of Au/W/Ag deposits on west, easterly into mineralized alluvial fan some 2 miles wide x 8 miles long

  Based on work completed, potential commercially viable production flow sheets have been drafted

  Completed Aeromagnetic Survey of Region

  Compiled geological/geophysical/metallurgical data

Next Steps

Project Development 2008

• Initiate Surface Sampling / Drilling Program to determine project resources

Exploration Budget

January To December 31st 2008
Testing Program
Property Payments	$ 60,000
Permitting	$ 350,000
Drilling Program	$ 720,000
Operations	$ 366,000
$ 1,496,000
Contingency (10%)	$ 149,600
Estimated Costs	$ 1,645,600

Summary

The Red Mountain Project represents a solid exploration and production opportunity for Au/W/Ag.

The Red Mountain project is very appealing due to its location in a historical mining district, the project’s size and economic potential and the lack of complexity in the proposed development plan.

Previous work indicates the Red Mountain Project and the Columbus Project have comparable metallurgical extraction methods.

Financial Information

Capitalization and Finances

Capitalization
Issued and Outstanding	97,010,087
Float	~13,500,000
Total Fully Diluted	116,365,796
Market Capitalization	~$85 M
Finances
Cash (03/31/08)	$7,662,452
Long-Term Debt	$0
Stockholders Equity (12/31/07)	$31,708,558
Burn Rate	~ $500K / Month*

* General & Administration Expenses < 20%

Finances

Cash Position
Cash Position at (12/31/07)	$8,759,605
Budgets (01/01/08 – 12/31/08)
Columbus Project	4,176,975
Red Mountain Project	1,645,600
General and Admin.	1,448,040
Total Budget	$7,270,615

Cash Position at (12/31/08)	$1,488,990
Burn Rate	~ $500K / Month*

* General & Administration Expenses < 20%

Ireland Inc
Overall Summary

•	Exploration company with goal of production

•	Two projects with significant potential

• Columbus: Gold/Silver/Calcium Carbonate
• Red Mountain: Gold/Tungsten/Silver

•	Good Fundamentals

•	Assembled Talented Technical Team

•	Well Financed

•	Strong Mineral / Metal Prices

Ireland Inc

Corporate Office:

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV, 89044
(702) 932-0353
info@irelandminerals. com
http://www.irelandminerals.com

Investor Relations Contact:

R. Jerry Falkner, CFA
RJ Falkner & Company, Inc.
125 Piper Lane
Spicewood, TX, 78669
Tel: 800-377-9893